SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


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Filed  by  Party  other  than  the  Registrant     [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement
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                              Gama Computer Corporation
              ----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                            Gama Computer Corporation
                            -------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

1)     Title of each class of securities to which transaction applies:
       _____________________________________________________

2)     Aggregate number of securities to which transaction applies:
       _____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       _____________________________________________________

4)     Proposed maximum aggregate value of transaction:
       _____________________________________________________


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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously.  Identify  the  previous filing by registration statement number, or the  Form  or  Schedule  and  the  date  of  its  filing.

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                            GAMA COMPUTER CORPORATION
                    ACQUIRES THE BLUEBOOK INTERNATIONAL, INC.

FOR  IMMEDIATE  RELEASE:


LAKE  FOREST,  CA  -  October  15,  2001 Gama Computer Corporation (OTC Bulletin
Board: GMCP) announces its proposal to make a 3-1 forward split of its Common Stock and to change its name to The Bluebook International Holding Company.

A meeting of the shareholders will be held on November 6, 2001 to approve two amendments to the Articles of Incorporation of Gama Computer Corporation. The proposed amendments will (1) increase in the number of authorized shares of Common Stock sufficient to effectuate the forward stock split, and (2) change the name of the corporation to The Bluebook International Holding Company. Pursuant to the proposal, the forward stock split will be made effective immediately upon the filing of the Certificate of Amendment with the Delaware Secretary of State. Only those persons owning shares of common stock of record at the close of business on the effective date of the Certificate of Amendment will be entitled to receive the stock split. If the proposed resolution is approved by the shareholders, it is anticipated that the Certificate of Amendment will be filed and made effective on or about November 6, 2001.

GAMA  COMPUTER  CORPORATION
Mark A. Josipovich, President & CEO

For more information about GAMA COMPUTER CORPORATION please contact:
WALL STREET ADVISORS, INC., ATTN: PATRICK N. DI CARLO: 888.874.4801

This release includes statements that may constitute forward-looking statements pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, or by the Securities and Exchange Commission in its rules, regulations and releases. These forward-looking statements are subject to risks and uncertainies that may cause actual results to differ materially. These risks include approval of the proposed matters by the Compnay's shareholders and acceptance of the proposed amendments by the Delaware Secretary of State. . Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be met.

Other risks are detailed in the Company's periodic reports filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. The Company disclaims any intent or obligation to update these forward-looking statements.


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